SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 25, 1999



                            JPE, INC. d/b/a ASCET INC
             (Exact name of registrant as specified in its charter)



                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



         0-22580                                                      38-2958730
(Commission File No.)                          (IRS Employer Identification No.)



30400 Telegraph Road, Suite 401
    Bingham Farms, Michigan                                                48025
(Address of Principal Executive Offices)                              (Zip Code)



                                 (248) 723-5531
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 25, 1999, JPE, Inc. d/b/a ASCET INC (the "Registrant") engaged Ernst & Young LLP, independent auditors ("Ernst & Young"), as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 1999. Ernst & Young was engaged to replace PricewaterhouseCoopers LLP, independent accountants ("PwC"), who had previously been engaged for the same purpose, and whose dismissal was effective on June 25, 1999. The decision to change the Registrant's accountants was approved by the Registrant's Board of Directors on June 25, 1999 and was based on Registrant's desire to appoint a new independent auditor after Kojaian Holdings LLC and ASC Holdings LLC (with whom Ernst & Young has had a long-standing working relationship) acquired a majority interest in Registrant's outstanding shares of common and preferred stock on May 27, 1999.

The reports of PwC on the Registrant's financial statements for the past two fiscal years ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The report of PwC on the Registrant's financial statements for the past two fiscal years ended December 31, 1998 contained a statement of uncertainty concerning the Registrant's ability to continue as a going concern. This was due to the Registrant's deteriorating financial condition as of December 31, 1998, the probability of the emergence from bankruptcy of three of the Registrant's subsidiaries, the successful restructuring of the Registrant's bank debt, and the consummation of the sale of a majority interest in the Registrant to ASC Holdings LLC and Kojaian Holdings LLC.

During the last two years ended December 31, 1998 and in the subsequent interim period, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Registrant has provided PwC with a copy of the disclosures made herein and has requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter dated June 29, 1999 is filed as Exhibit 16 to this Form 8-K.


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

Letter of PricewaterhouseCoopers LLP (Exhibit 16).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JPE, INC. d/b/a ASCET INC


Date:  June 30, 1999                /s/ Karen A. Radtke
                                    --------------------------------------------
                                                                 Karen A. Radtke
                                                         Secretary and Treasurer



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                                 Exhibits Index


EXHIBIT
NUMBER    DESCRIPTION

16 Letter dated June 29, 1999 from PricewaterhouseCoopers LLP, the former independent accountants for the Registrant